EXHIBIT 99.1

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

Recent Financial

Results

Dara Khosrowshahi

Executive Vice President & CFO

Gross Transaction Value

[CHART]

IAC/InterActiveCorp

Revenue

[CHART]

Includes results from continuing operations. 2002 is pro forma for Expedia.

OIBA

[CHART]

Includes results from continuing operations. 2002 is pro forma for Expedia.

Q3 P&L Summary

$ in millions, except per share data	Q3 03	Q3 02	GROWTH %
Revenue	$1,610	$1,185	36%
OIBA	192	96	100%
Net Income	19	(37)	nm
Diluted EPS	$0.02	$(0.07)	nm

Adjusted Net Income	$130	$47	173%
Adjusted Shares Outstanding	786	688	14%
Adjusted EPS	$0.17	$0.07	153%

Includes results from continuing operations.

Q3 Charges

$ in millions, except per share data	Q3 03	Q3 02	GROWTH %
OIBA after Charges	192	96	100%
CHARGES:
Hotels.com	4	—
TVTS Satellite Contract	5	—
PRC Real Estate & Software	2	—
HSN Italy Write-Off	—	31
Total Charges/OIBA Impact	$11	$31
OIBA before Charges	$203	$127	60%
Adjusted Net Income before Charges	$141	$79	79%

Q3 Segment Financials

$ in millions	REVENUE			OIBA
	2002	2003	GROWTH %	2002	2003	GROWTH %
IAC Travel	$459	$734	60%	$84	$138	64%
Electronic Retailing	450	526	17%	8	48	515%
Ticketing	162	178	10%	26	32	25%
Personals	34	48	44%	5	10	107%
Local Services	8	29	283%	(7)	(18)	159%
Financial Services & Real Estate	—	24	nm	—	3	nm
Teleservices	75	76	1%	1	2	99%
Corporate & Other	(2)	(5)	nm	(21)	(23)	nm
Total	$1,185	$1,610	36%	$96	$192	100%

Leverage

SELLING & MARKETING as % OF REVENUE

[CHART]

Sources: IAC public filings. YTD 2003 OIBA margin is before “unusual” charges in Q3 03 as discussed on Q3 earnings release.

Free Cash Flow

[CHART]

Travel Working Capital

(Expedia & Hotels. com)

$ in millions	2002	2003E
Increase in Gross Bookings	$2,834	$3,000+
Increase in Working Capital	$220	$310 - $360
Increase in Working Capital as % of Gross Bookings Increase	~8%	~10%

YTD Cash Deployment

[CHART]

Acquisitions include Hotwire and Anyway. com (transactions pending). Repurchases include stock, bonds and warrants.

Current Capitalization

[CHART]

Proforma for acquisitions of Hotwire and Anyway. com (transaction pending).

Cash Cushion

$ in millions
Pro Forma 9/30/03 Cash Balance	$3,790

Stock Repurchases (50m Shares @ $35)	$(1,750)

Available Cash	$2,040

Cash Cushion (working capital, growth, acquisitions)	$(1,500) - $(2,000)

Excess Cash	$40 - $540

VUE Securities	$2,200

Cash & Securities Available	$2,240 - $2,740

9/30/03 cash balance pro forma for acquisitions of Hotwire and Anyway.com (transaction pending).

2004 Growth Initiatives

IAC/Travel	IAC/Electronic Retailing	IAC/Ticketing	IAC/Personals
• International	• Customer Service	• Upgrade of Core Technology	New products
• Corporate Travel	• Fulfillment capabilities	• International Rebuild	• Advanced Search
• New Products		• New products	• Community
• Quizlets
• Events

IAC/Local Services	IAC/Financial Services & Real Estate		Interactive Development
• Online product	• Real Estate		• New ideas
• Registered card	• New technology
• Pay for Performance

2004 Growth Initiatives

[CHART]

OIBA Growth Estimate

[CHART]

Perspective

            •   Focus on near term and long term financial performance

            •   Significant free cash flow generation

            •   Strong balance sheet

            •   Use business leverage to invest in growth initiatives